UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

BAKBONE SOFTWARE INCORPORATED

(Exact name of registrant as specified in its charter)

Canada	000-12230	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10145 Pacific Heights Boulevard, Suite 500 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 450-9009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[            ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[            ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[            ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[            ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 30, 2004, BakBone Software Incorporated (the “Company”), pursuant to Canadian securities regulations, filed in Canada its restated Annual Report for the year ended March 31, 2003 and its restated Quarterly Reports for the fiscal quarters ended June 30, 2003, September 30, 2003, and December 31, 2003. These financial statements are prepared in accordance with accounting principles generally accepted in Canada, and may differ in certain material respects from the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2004, and our recently filed Quarterly Report on Form 10-Q for our first fiscal quarter ended June 30, 2004, which are prepared in accordance with accounting principles generally accepted in the United States. The Canadian filings are attached as exhibits 99.1, 99.2, 99.3 and 99.4, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Restated Annual Report for the year ended March 31, 2003
99.2	Restated Quarterly Report for the fiscal quarter ended June 30, 2003
99.3	Restated Quarterly Report for the fiscal quarter ended September 30, 2003
99.4	Restated Quarterly Report for the fiscal quarter ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKBONE SOFTWARE INCORPORATED
(Registrant)
Date: August 30, 2004
	By:	/s/ Keith Rickard

Keith Rickard
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Restated Annual Report for the year ended March 31, 2003
99.2	Restated Quarterly Report for the fiscal quarter ended June 30, 2003
99.3	Restated Quarterly Report for the fiscal quarter ended September 30, 2003
99.4	Restated Quarterly Report for the fiscal quarter ended December 31, 2003

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